UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41503	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

On April 18, 2024, Innovative Solutions and Support, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”).

Present at the Annual Meeting in person or by proxy were holders of 15,066,135 shares of common stock of the Company, representing 86.28% of the shares of common stock of the Company issued and outstanding and entitled to vote as of the close of business on February 20, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

Proposal 1: Election of Directors

Name	For	Withheld	Broker Non-Votes
Shahram Askarpour	9,138,663	1,296,452	4,631,020
Roger A. Carolin	6,207,615	4,227,500	4,631,020
Glen R. Bressner	5,481,751	4,953,364	4,631,020
Stephen L. Belland	5,722,984	4,712,131	4,631,020

Each of the above listed director nominees was duly elected to serve until the 2025 annual meeting of shareholders and until his successor is duly elected and qualified.

Proposal 2: Approval of the Innovative Solutions and Support, Inc. Amended and Restated 2019 Stock-Based Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes
10,005,844	421,160	8,111	4,631,020

The Company’s shareholders approved the adoption of the Innovative Solutions and Support, Inc. Amended and Restated 2019 Stock-Based Incentive Compensation Plan.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
13,393,654	1,665,124	7,357	0

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: April 23, 2024	By:	/s/ Jeffery DiGiovanni
Jeffery DiGiovanni
Chief Financial Officer